Property, plant and equipment	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Property, plant and equipment

14.	Property, plant and equipment

	Assets under construction	Plant and machinery	Office and other equipment	Right of use assets	Total
2023	€’000	€’000	€’000	€’000	€’000
Cost
At January 1, 2023	15,106	1,337	389	8,762	25,594
Additions during the year	8,314	243	33	3,072	11,662
Reclassification	(4,266)	4,266	-	150	150
Reclassification to assets held for sale (note 16)	(3,957)	-	-	-	(3,957)
Transfer to inventory	(161)	-	-	-	(161)
Disposals	(310)	-	-	-	(310)
At December 31, 2023	14,726	5,846	422	11,984	32,978

Depreciation
At January 1, 2023	(2,324)	(1,148)	(84)	(765)	(4,321)
Charge for year	-	(472)	(101)	(950)	(1,523)
Impairment charge	(4,117)	(1,365)	-	-	(5,482)
Reclassification to assets held for sale (note 16)	3,124	-	-	-	3,124
At December 31, 2023	(3,317)	(2,985)	(185)	(1,715)	(8,202)

Net book values
At December 31, 2023	11,409	2,861	237	10,269	24,776
At December 31, 2022	11,785	1,186	305	7,997	21,273

Disposals of assets under construction during 2023 relate to the sale of equipment from the Benavente plant. This equipment was sold at a loss of €0.2 million.

Depreciation expense on property and equipment was €0.6 million and €0.6 million for the years ended December 31, 2023 and 2022, respectively. Assets under construction includes costs mostly related to construction of our two Évora hydrogen plants, costs incurred on our HEVO-Sul project and our Benavente production facility. On November 1, 2023, our smaller Évora hydrogen plant transferred from asset under construction to plant and machinery.

During 2022, the Group entered into a Grant agreement with Agência para o Investimento e Comércio Externo de Portugal, E.P.E. (“AICEP”) relating to the Benavente production facility. The Group submitted its first claims under this agreement during 2022, which amounted to €0.8 million. Using the net presentation method available under IAS 20 Accounting for Government Grants and Disclosure of Government Assistance (“IAS 20”), the Group has netted this amount against the carrying value of the asset.

As disclosed previously, in December 2022, we entered into a sale and leaseback transaction for our Benavente production facility. The above asset was derecognised from assets under construction and subsequently recognized as a right of use asset. The Group recorded a gain of €0.14 million on the sale of the property, which yielded consideration of €9.32 million. Detailed information about the leases is available in note 9.

Impairment charge

Entities are required to conduct impairment tests where there is an indication of impairment of an asset. The following indications of impairment were considered as part of the impairment analysis; cash flows for completing the assets are higher than originally budgeted, and the assets are expected to generate lower returns than originally expected.

IAS 36 - Impairment of Assets stipulates that an impairment loss is the amount by which the carrying value of an asset exceeds its recoverable amount. Recoverable amount is the higher of its fair value less costs of disposal and its value in use. Value in use is calculated by taking the Net Present Value (NPV) of expected future cash flows from the asset, discounted at an appropriate discount rate. The recoverable amount calculations were determined on an asset level basis whereby we projected the expected cash inflows and outflows of our two internally generated energy production plants (on a standalone basis) and applied key assumptions to these cash flows. Such assumptions included estimated useful life of the assets, forecasted energy output, energy price growth rate and the discount rate applied.

Energy production plant #1

The value in use of this asset was determined by forecasted net cash flows that were extrapolated using a 3.5% energy price growth rate in the medium-term, tending towards the ECB target long-term inflation rate of 2% by the end of the forecast period. These cash flows were then discounted using a discount rate of 7%. Management expects that the equipment capitalized as part of this internally generated production plant will have useful lives ranging between 8 and 20 years. The estimated recoverable amount of this asset was lower than the respective carrying amount at the time of the impairment test. An impairment charge of €1.4 million was recorded during 2023 (2022: €1 million).

Energy production plant #2

The fair value of this asset was determined by forecasted net cash flows that were extrapolated using a 3.5% energy price growth rate in the medium-term, tending towards the ECB target long-term inflation rate of 2% by the end of the forecast period. These cash flows were then discounted using a discount rate of 7%. Management expects that the equipment capitalized as part of this internally generated energy production plant will have useful lives ranging between 20 and 25 years. The estimated recoverable amount of this asset was lower than the respective carrying amount at the time of the impairment test. An impairment charge of €0.8 million was recorded during 2023 (2022: €2.3 million).

The total impairment charge recognized as part of ‘operating expenses’ was €2.2 million (2022: €3.3 million).

Project development

We impaired the full value of the capitalized costs relating to our HEVO-Sul project during 2023, as we received confirmation that the project would not proceed as originally planned. The impairment charge of €3.3 million has been recorded as part of cost of sales.

The total impairment charge recognized as part of the consolidated statement of (loss)/ profit during the year was €5.5 million (2022: €3.3 million).

	Assets under construction	Plant and machinery	Office and other equipment	Right of use assets	Total
2022	€’000	€’000	€’000	€’000	€’000
Cost
At January 1, 2022	17,161	-	185	1,111	18,457
Additions during the year	9,191	1,267	274	322	11,054
Revalution	-	-	-	708	708
Transfers during the year	(2,149)	70	(70)	-	(2,149)
Sale-and-leaseback	(8,294)	-	-	6,673	(1,621)
Grant income	(803)	-	-	-	(803)
At December 31, 2022	15,106	1,337	389	8,762	25,594

Depreciation
At January 1, 2022	-	-	(28)	(319)	(347)
Charge for year	-	(141)	(66)	(454)	(661)
Transfers during the year	-	(10)	10	-	-
Impairment charge	(3,321)	-	-	-	(3,321)
Derecognition	-	-	-	8	8
At December 31, 2022	(3,321)	(151)	(84)	(765)	(4,321)

Net book values
At December 31, 2022	11,785	1,186	305	7,997	21,273
At December 31, 2021	17,161	-	157	793	18,111